UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K/A
Amendment No. 1 to Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2025
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note.

This Amendment No. 1 to Form 8-K (this “8-K Amendment”) is being filed in connection with the closing on May 1, 2025 of the merger of Bremer Financial Corporation (“Bremer”), a Minnesota corporation, with and into Old National Bancorp (“Old National”), an Indiana corporation (the “Merger”), with Old National as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of November 25, 2024 (the “Merger Agreement”), by and among Old National, Bremer and ONB Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of Old National, as previously disclosed in the Current Report on Form 8-K filed on May 1, 2025 (the “Original 8-K”). This 8-K Amendment is being filed by Old National to amend Item 9.01 of the Original 8-K solely to present certain financial information in connection with the Merger.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated statements of financial condition of Bremer as of December 31, 2024 and 2023 and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Bremer for each of the two fiscal years in the period ended December 31, 2024, and the notes related thereto, are filed as Exhibit 99.1 to this 8-K Amendment and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Old National as of December 31, 2024, giving effect to the Merger as if it had been completed on December 31, 2024, and the unaudited pro forma condensed combined income statement of Old National for the year ended December 31, 2024, giving effect to the Merger as if it had been completed on January 1, 2024, and the notes related thereto, are filed as Exhibit 99.2 to this 8-K Amendment and incorporated herein by reference.

(d) Exhibits.

Exhibit No.    Description

23.1    Consent of Ernst & Young LLP, Independent Auditors for Bremer with respect to Bremer’s audited financial statements.

99.1    Audited consolidated statements of financial condition of Bremer as of December 31, 2024 and 2023 and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows of Bremer for each of the two fiscal years in the period ended December 31, 2024, and the notes related thereto.

99.2    Unaudited pro forma condensed combined balance sheet as of December 31, 2024; and unaudited pro forma condensed combined income statement for the year ended December 31, 2024, and the notes related thereto.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary
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